United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 15, 2023

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Realty Income Corporation is filing this Current Report on Form 8-K to provide its updated unaudited pro forma condensed combined financial statements relating to the proposed merger with Spirit Realty Capital, Inc., as described herein.

Item 8.01 Other Events

Updated Pro Forma Financial Statements

As previously disclosed, on October 29, 2023, Realty Income Corporation, a Maryland corporation (“Realty Income” or “the Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saints MD Subsidiary, Inc., a Maryland corporation and a direct wholly owned subsidiary of Realty Income (“Merger Sub”), and Spirit Realty Capital, Inc., a Maryland corporation (“Spirit”). Pursuant to the terms and conditions of the Merger Agreement, upon the closing, Spirit will be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

On November 27, 2023, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “November 27 8-K”), which, among other things, included, as Exhibit 99.3 thereto, the Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, relating to the proposed Merger (the “Original Pro Forma Financial Statements”).

The Company is filing this Current Report on Form 8-K to provide the Company’s updated unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, relating to the proposed Merger (the “Revised Pro Forma Financial Statements”), which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Revised Pro Forma Financial Statements attached as Exhibit 99.1 hereto supersede and replace, in their entirety, the Original Pro Forma Financial Statements previously filed as Exhibit 99.3 to the November 27 8-K.

The Revised Pro Forma Financial Statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Realty Income and/or Spirit may not be able to realize them. Neither Realty Income nor Spirit guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: Realty Income’s or Spirit’s continued qualification as a REIT under the Internal Revenue Code of 1986, as amended; general domestic and foreign business, industry, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation, including potential fluctuations in the Consumer Price Index, access to debt and equity capital markets and other sources of funding, and fluctuations in the available terms thereof; continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business, including client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, re-leasing uncertainties, and potential damages from natural disasters; competition, impairments in the value of real estate assets; changes in domestic and foreign income tax laws and rates; Realty Income’s or Spirit’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Realty Income or Spirit or their major tenants, respectively; risks that the proposed Merger disrupts current plans and operations; the outcome of any legal proceedings related to the proposed Merger; the ability of Realty Income and Spirit to consummate the Merger on a timely basis or at all; the impacts of the announcement or consummation of the Merger on business relationships of Realty Income or Spirit; the satisfaction of the conditions precedent to consummation of the Merger; the anticipated cost related to the Merger; and the ability for the combined company to realize the anticipated synergies, or at all.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Realty Income has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of Spirit that also constitutes a prospectus of Realty Income. The proxy statement/prospectus are not a part of or incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Realty Income as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, giving effect to the Merger, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No	Description
99.1	Unaudited pro forma condensed combined balance sheet of Realty Income Corporation as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2023	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary